                                                                   Exhibit 10.44



                                CREDIT AGREEMENT

                            Dated as of July 28, 2000


                                      among


                   FIRST SECURITY BANK, NATIONAL ASSOCIATION,
                      not individually, except as expressly
                 stated herein, but solely as the Owner Trustee
                           under the VS Trust 2000-2,


                     THE SEVERAL LENDERS FROM TIME TO TIME,


                               ABN AMRO BANK, N.V.
                                  as the Agent,


                           CREDIT SUISSE FIRST BOSTON,
                             as Documentation Agent,

                                       and

                       CREDIT LYONNAIS LOS ANGELES BRANCH,
                              as Syndication Agent

                                TABLE OF CONTENTS

                                                                                            PAGE
ARTICLE I DEFINITIONS.....................................................................    1

   Section 1.1        Definitions.........................................................    1
   Section 1.2        Interpretation......................................................    1

ARTICLE II AMOUNT AND TERMS OF COMMITMENTS................................................    1

   Section 2.1        Commitments.........................................................    1
   Section 2.2        Notes...............................................................    2
   Section 2.3        Procedure for Borrowing.............................................    2
   Section 2.4        Lender Commitment Fees..............................................    3
   Section 2.5        Termination or Reduction of Commitments.............................    3
   Section 2.6        Prepayments and Payments............................................    4
   Section 2.7        Conversion and Continuation Options.................................    5
   Section 2.8        Interest Rates and Payment Dates....................................    5
   Section 2.9        Computation of Interest.............................................    6
   Section 2.10       Pro Rata Treatment and Payments.....................................    7
   Section 2.11       Notice of Amounts Payable; Mandatory Assignment.....................    7
   Section 2.12       Increase of Commitments.............................................    8

ARTICLE III REPRESENTATIONS AND WARRANTIES................................................    9


ARTICLE IV CONDITIONS PRECEDENT...........................................................    9

   Section 4.1        Conditions to Effectiveness.........................................    9
   Section 4.2        Conditions to Each Loan.............................................    9

ARTICLE V COVENANTS.......................................................................    9

   Section 5.1        Other Activities....................................................    9
   Section 5.2        Ownership of Properties, Indebtedness...............................    9
   Section 5.3        Disposition of Assets...............................................   10
   Section 5.4        Compliance with Operative Agreements................................   10
   Section 5.5        Further Assurances..................................................   10
   Section 5.6        Notices.............................................................   10
   Section 5.7        Discharge of Liens..................................................   10
   Section 5.8        Trust Agreement.....................................................   10
   Section 5.9        Maintenance of Equity...............................................   10

ARTICLE VI EVENTS OF DEFAULT..............................................................   11


ARTICLE VII THE AGENT.....................................................................   13

   Section 7.1        Appointment.........................................................   13
   Section 7.2        Delegation of Duties................................................   14
   Section 7.3        Exculpatory Provisions..............................................   14
   Section 7.4        Reliance by the Agent...............................................   14


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
   Section 7.5        Notice of Default...................................................   14
   Section 7.6        Non-Reliance on the Agent and Other Lenders.........................   15
   Section 7.7        Indemnification.....................................................   15
   Section 7.8        The Agent in Its Individual Capacity................................   16
   Section 7.9        Successor Agent.....................................................   16
   Section 7.10       Actions of the Agent on Behalf of Holders...........................   16
   Section 7.11       The Agent's Duty of Care............................................   17

ARTICLE VIII MATTERS RELATING TO PAYMENT AND COLLATERAL...................................   17

   Section 8.1        Collection and Allocation of Payments and Other Amounts.............   17
   Section 8.2        Certain Remedial Matters............................................   17
   Section 8.3        Excepted Payments...................................................   17

ARTICLE IX MISCELLANEOUS..................................................................   18

   Section 9.1        Amendments and Waivers..............................................   18
   Section 9.2        Notices.............................................................   18
   Section 9.3        No Waiver; Cumulative Remedies......................................   18
   Section 9.4        Survival of Representations and Warranties..........................   18
   Section 9.5        Payment of Expenses and Taxes.......................................   18
   Section 9.6        Successors and Assigns; Participations and Assignments..............   18
   Section 9.7        Participations......................................................   18
   Section 9.8        Assignments.........................................................   19
   Section 9.9        The Register........................................................   20
   Section 9.10       Adjustments; Set-off................................................   20
   Section 9.11       Counterparts........................................................   21
   Section 9.12       Severability........................................................   21
   Section 9.13       Integration.........................................................   21
   Section 9.14       GOVERNING LAW.......................................................   21
   Section 9.15       SUBMISSION TO JURISDICTION; VENUE...................................   22
   Section 9.16       Acknowledgements....................................................   22
   Section 9.17       WAIVERS OF JURY TRIAL...............................................   22
   Section 9.18       Nonrecourse.........................................................   22
   Section 9.19       USURY SAVINGS PROVISION.............................................   23
   Section 9.20       Third Party Beneficiary.............................................   24
   Section 9.21       Mutilated, Destroyed, Lost or Stolen Notes..........................   24

SCHEDULES

Schedule 2.1        Commitments and Addresses of Lenders

EXHIBITS

Exhibit A-1         Form of Tranche A Note
Exhibit A-2         Form of Tranche B Note
Exhibit B           Form of Assignment and Acceptance

                                CREDIT AGREEMENT


         THIS CREDIT AGREEMENT, dated as of July 28, 2000 (as amended, modified, extended, supplemented, restated and/or replaced from time to time, the "Agreement") is among FIRST SECURITY BANK, NATIONAL ASSOCIATION, not individually, except as expressly stated herein, but solely as the Owner Trustee under the VS Trust 2000-2 the "Owner Trustee" or the "Borrower"), the several banks and other financial institutions from time to time parties to this Agreement (the "Lenders"), ABN AMRO BANK N.V., as a Lender and as the agent for the Lenders (the "Agent"), CREDIT SUISSE FIRST BOSTON, as documentation agent ("the Documentation Agent") and CREDIT LYONNAIS LOS ANGELES BRANCH, as syndication agent (the "Syndication Agent").

         The parties hereto hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

         SECTION 1.1 DEFINITIONS. For purposes of this Agreement, capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings assigned to them in Appendix A to that certain Participation Agreement dated as of July 28, 2000 (as amended, modified, extended, supplemented, restated and/or replaced from time to time in accordance with the applicable provisions thereof, the "Participation Agreement") among Veritas Software Global Corporation, as Lessee and Construction Agent, the various parties thereto from time to time, as the Guarantors, the Borrower, the various banks and other lending institutions which are parties thereto from time to time, as the Holders, the various banks and other lending institutions which are parties thereto from time to time, as the Lenders, the Agent, as agent for the Lenders and respecting the Security Documents, as the agent for the Lenders and the Holders, to the extent of their interests, the Documentation Agent and the Syndication Agent. Unless otherwise indicated, references in this Agreement to articles, sections, paragraphs, clauses, appendices, schedules and exhibits are to the same contained in this Agreement.

         SECTION 1.2 INTERPRETATION. The rules of usage set forth in Appendix A to the Participation Agreement shall apply to this Agreement.

                                   ARTICLE II

                         AMOUNT AND TERMS OF COMMITMENTS

         SECTION  2.1 COMMITMENTS.

         (a) Subject to the terms and conditions hereof, each of the Lenders severally agrees to make the portion of the Tranche A Loans and the Tranche B Loans to the Borrower from time to time during the applicable Commitment Period in respect of each portion of the

Property in an aggregate amount up to such Lender's Commitment as is set forth adjacent to such Lender's name in Schedule 2.1 hereto for the purpose of enabling the Borrower to purchase the Land and to pay Property Acquisition Costs, Property Costs and Transaction Expenses, provided, that the aggregate principal amount at any one (1) time outstanding with respect to each of the Tranche A Loans and the Tranche B Loans shall not exceed the amount of the Tranche A Commitments and the Tranche B Commitments respectively. Any prepayments of the Loans, whether mandatory or at the Borrower's election, shall not be subject to reborrowing except as set forth in Section 5.2(d) of the Participation Agreement.

         (b) The Loans may from time to time be (i) Eurodollar Loans, (ii) ABR Loans, or (iii) a combination thereof, as determined by the Borrower and notified to the Agent in accordance with Sections 2.3 and 2.7. In the event the Borrower fails to provide notice pursuant to Section 2.3, the applicable Loan shall be an ABR Loan. Further, any Loans by the Lenders on a given date in an aggregate amount less than $100,000 shall be ABR Loans, unless the remaining Available Commitment for the Lenders in the aggregate is less than $100,000, in which case the Borrower may elect a Eurodollar Loan for such remaining amount.

         (c) The Commitment of each Lender to make Tranche A Loans and Tranche B Loans shall be pro rata.

         SECTION 2.2 NOTES. The Loans made by each Lender shall be evidenced by promissory notes of the Borrower, substantially in the form of Exhibit A-1 in the case of the Tranche A Loans (each, a "Tranche A Note") or Exhibit A-2 in the case of the Tranche B Loans (each, a "Tranche B Note," and with the Tranche A Notes, the "Notes"), with appropriate insertions as to payee and date, payable to the order of such Lender and in a principal amount up to the Tranche A Commitment or Tranche B Commitment, as the case may be, of such Lender. Each Lender is hereby authorized to record the date, Type and amount of each Loan made by such Lender, each continuation thereof, each conversion of all or a portion thereof to another Type, and the date and amount of each payment or prepayment of principal thereof on the schedule annexed to and constituting a part of its Note, and any such recordation shall constitute prima facie evidence of the accuracy of the information so recorded, provided, that the failure to make any such recordation or any error in such recordation shall not affect the Borrower's obligations hereunder or under such Note. Each Note shall (i) be dated the Closing Date, (ii) provide that the Loans made with respect to any portion of the Property shall mature on the Maturity Date with respect to such portion of the Property and (iii) provide for the payment of principal in accordance with Section 2.6(d) and the payment of interest in accordance with
Section 2.8.

         SECTION  2.3 PROCEDURE FOR BORROWING.

         (a) The Borrower may borrow under the Commitments during the Commitment Period in respect of any portion of the Property on any Business Day that an Advance may be requested pursuant to the terms of Section 5.2 of the Participation Agreement, provided, that the Borrower shall give the Agent irrevocable notice (which must be received by the Agent prior to 12:00 Noon, San Francisco, California time, at least three (3) Business Days prior to the requested Borrowing Date specifying (i) the amount to be borrowed (which on any date shall not be in excess of the then Available Lender Commitments), (ii) the requested Borrowing Date and the portion of the Property to which such borrowing relates, (iii) whether the borrowing is to be of Eurodollar Loans, ABR Loans or a combination thereof, (iv) if the borrowing is to be a combination of Eurodollar Loans and ABR Loans, the respective amounts of each Type of Loan and (v) the Interest Period applicable to each Eurodollar Loan. Pursuant to the terms of the Participation Agreement, the Borrower shall be deemed to have delivered such notice upon the delivery of a notice by the Construction Agent or the Lessee containing such required information. Upon receipt of any such notice from the Borrower, the Agent shall promptly notify each Lender thereof. Each Lender will make the amount of its pro rata share of each borrowing available to the Agent for the account of the Borrower at the office of the Agent specified in Section 9.2 prior to 10:00 a.m., San Francisco, California time, on the Borrowing Date requested by the Borrower in funds immediately available to the Agent. Such borrowing will then be made available to the Borrower by the Agent crediting an account designated, subject to Section
9.1 of the Participation Agreement, by the Borrower on the books of such office with the aggregate of the amounts made available to the Agent by the Lenders and in like funds as received by the Agent. No amount of any Loan which is repaid or prepaid by the Borrower may be reborrowed hereunder, except as set forth in
Section 5.2(d) of the Participation Agreement.

         (b) Interest accruing on each Loan during the Construction Period with respect to any portion of the Property shall be paid on the relevant Scheduled Interest Payment Date with the proceeds of an Interest Payment Advance pursuant to the provisions of Section 5.1(b) of the Participation Agreement.

         SECTION 2.4 LENDER COMMITMENT FEES. Promptly after receipt from the Lessee of the payment of the Lender Commitment Fee payable pursuant to Section
7.4 of the Participation Agreement, the Agent shall distribute such payments to the Lenders pro rata in accordance with their respective Commitments.

         SECTION  2.5 TERMINATION OR REDUCTION OF COMMITMENTS.

         (a) The Borrower shall have the right, upon not less than three (3) Business Days' written notice to the Agent, to terminate the Commitments or, from time to time, to reduce the amount of the Commitments, provided, that (i) after giving effect to such reduction, the aggregate outstanding principal amount of the Loans shall not exceed the aggregate Commitments and (ii) such notice shall be accompanied by a certificate of the Construction Agent stating that the amount equal to ninety-seven percent (97%) of aggregate Budgeted Total Property Costs as of the date of such reduction does not exceed the aggregate amount of Available Commitments as of such date after giving effect to such reduction. Any such reduction (A) shall be in an amount equal to the lesser of
(1) $1,000,000 (or an even multiple thereof) or (2) the remaining Available Commitments, (B) shall reduce permanently the Commitments then in effect and (C) shall be pro rata for the Commitments of all Lenders and pro rata between the Tranche A Loans and the Tranche B Loans.

         (b) The Commitments respecting any particular portion of the Property shall automatically be reduced to zero (0) with respect to such portion of the Property upon the occurrence of the Rent Commencement Date respecting such portion of the Property. On any date on which the Commitments shall automatically be reduced to zero (0) pursuant to Section 6,


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the Borrower shall prepay all outstanding Loans, together with accrued unpaid interest thereon and all other amounts owing under the Operative Agreements.

         SECTION  2.6 PREPAYMENTS AND PAYMENTS.

         (a) Subject to Sections 11.2(e), 11.3 and 11.4 of the Participation Agreement, the Borrower may at any time and from time to time prepay the Loans, in whole or in part, without premium or penalty and without setoff, deduction or counterclaim, upon at least three (3) Business Days' irrevocable notice to the Agent, specifying the date and amount of prepayment and whether the prepayment is of Eurodollar Loans, ABR Loans or a combination thereof, and, if a combination thereof, the amount allocable to each. Upon receipt of any such notice the Agent shall promptly notify each Lender thereof. If any such notice is given, the amount specified in such notice shall be due and payable on the date specified therein. Amounts prepaid may not be reborrowed, and shall reduce the Commitments and the Available Commitments, except in each case as set forth in Section 5.2(d) of the Participation Agreement.

         (b) If on any date the Agent or the Lessor shall receive any payment in respect of (i) any Casualty, Condemnation or Environmental Violation pursuant to Sections 15.1(a) or 15.1(g) or Article XVI of the Lease (excluding any payments in respect thereof which are payable to the Lessee in accordance with the Lease), or (ii) the Termination Value of any portion of the Property in connection with the delivery of a Termination Notice pursuant to Article XVI of the Lease, or (iii) the Termination Value of any portion of the Property in connection with the exercise of a Purchase Option under Article XX of the Lease or the exercise of the option of the Lessor to transfer any portion of the Property to the Lessee pursuant to Section 20.3 of the Lease, or (iv) any payment required to be made or elected to be made by the Construction Agent to the Lessor pursuant to the terms of the Construction Agency Agreement, then in each case, the Borrower shall pay such amounts to the Agent and the Agent shall be required to apply and pay such amounts in accordance with the provisions of
Section 8.7(b)(ii) of the Participation Agreement.

         (c) Each prepayment of the Loans pursuant to Section 2.6(a) shall be allocated to reduce the respective Loan Property Costs of all portions of the Property pro rata according to the Loan Property Costs of such portions of the Property immediately before giving effect to such prepayment. Each prepayment of the Loans pursuant to Section 2.6(b) shall be allocated to reduce the Loan Property Cost of the Property or the portion(s) thereof subject to the respective Casualty, Condemnation, Environmental Violation, termination, purchase, transfer or other circumstance giving rise to such prepayment. Any amounts applied to reduce the Loan Property Cost of any Construction Period Property pursuant to this paragraph (c) shall also be applied to reduce the Construction Loan Property Cost of such portion of the Property until such Construction Loan Property Cost has been reduced to zero (0).

         (d) The outstanding principal balance of the Loans with respect to any portion of the Property and all other amounts then due and owing under this Agreement with respect to such portion of the Property or otherwise with respect to such Loans shall be due and payable in full on the applicable Maturity Date.

         SECTION  2.7 CONVERSION AND CONTINUATION OPTIONS.

         (a) The Borrower may elect from time to time to convert Eurodollar Loans to ABR Loans by giving the Agent at least three (3) Business Days' prior irrevocable notice of such election, provided, that any such conversion of Eurodollar Loans may only be made on the last day of an Interest Period with respect thereto, and provided, further, to the extent an Event of Default has occurred and is continuing on the last day of any such Interest Period, the applicable Eurodollar Loan shall automatically be converted to an ABR Loan. The Borrower may elect from time to time to convert ABR Loans to Eurodollar Loans by giving the Agent at least three (3) Business Days' prior irrevocable notice of such election. Upon receipt of any such notice, the Agent shall promptly notify each Lender thereof. All or any part of outstanding Eurodollar Loans or ABR Loans may be converted as provided herein, provided, that (i) no ABR Loan in respect of any portion of the Property may be converted into a Eurodollar Loan after the date that is one (1) month prior to the applicable Maturity Date and
(ii) such notice of conversion regarding any Eurodollar Loan shall contain an election by the Borrower of an Interest Period for such Eurodollar Loan to be created by such conversion and such Interest Period shall be in accordance with the terms of the definition of the term "Interest Period" including without limitation subparagraphs (A) through (D) thereof.

         (b) Subject to the restrictions set forth in Section 2.3 hereof, except as otherwise requested by the Borrower upon at least three (3) Business Days' prior written notice to the Agent, in accordance with the applicable notice provision for the conversion of ABR Loans to Eurodollar Loans set forth herein, of the length of the next Interest Period to be applicable to such Loans, any Eurodollar Loan shall be continued as a Eurodollar Loan of the same Interest Period upon the expiration of the then current Interest Period with respect thereto without the need for the Borrower to give notice to the Agent, provided, that no Eurodollar Loan in respect of any portion of the Property may be continued as such after the date that is one (1) month prior to the applicable Maturity Date, provided, further, no Eurodollar Loans may be continued as such if an Event of Default has occurred and is continuing as of the last day of the Interest Period for such Eurodollar Loan, provided, further, that if the Borrower shall fail to give any required notice as described above or otherwise herein, or if such continuation is not permitted pursuant to the proceeding proviso, such Loan shall automatically be converted to a Eurodollar Loan having an Interest Period of one (1) month on the last day of such then expiring Interest Period, and provided further that if such continuation is not permitted pursuant to the second preceding proviso, such Loan shall automatically be converted to an ABR Loan on the last day of such then expiring Interest Period.

         SECTION  2.8 INTEREST RATES AND PAYMENT DATES.

         (a) The Loans outstanding hereunder from time to time shall bear interest at a rate per annum equal to either (i) with respect to a Eurodollar Loan, the Eurodollar Rate determined for the applicable Interest Period plus the Applicable Percentage or (ii) with respect to an ABR Loan, the ABR, as selected by the Borrower in accordance with the provisions hereof; provided, however, (A) upon delivery by the Agent of the notice described in Section 2.9(c), the Loans of each of the Lenders shall bear interest at the ABR applicable from time to time from and after the dates and during the periods specified in Section 2.9(c), (B) upon the delivery by a Lender of the notice described in Section 11.3(f) of the Participation Agreement, the Loans of such Lender shall bear interest at the ABR applicable from time to time from and after the dates and during the periods specified in Section 11.3(f) of the Participation Agreement and (C) in such other circumstances as expressly provided herein, the Loans shall bear interest at the ABR.

         (b) If (i) all or a portion of (A) the principal amount of any Loan,
(B) any interest payable thereon or (C) any other amount payable hereunder shall not be paid when due (whether at the stated maturity, by acceleration or otherwise) or (ii) (A) a replacement Construction Agent is hired in accordance with the provisions of the Construction Agency Agreement, (B) Completion of any portion of the Property has not occurred on or prior to the Construction Period Termination Date therefor, or (C) the cost of any portion of the Property exceeds the original Construction Budget therefor (or the applicable Construction Budget as modified in accordance with the Operative Agreements), in each case as previously delivered to the Agent, such overdue amount (in the case of Section 2.8(b)(i)) or all Loans, including without limitation principal and interest, and all other amounts payable hereunder (in the case of Section 2.8(b)(ii)) shall bear interest at a rate per annum which is the lesser of (x) the then current rate of interest respecting such payment or other amount, as the case may be, plus two percent (2%) and (y) the highest interest rate permitted by applicable law, in each case from the date of such non-payment until such payment is paid in full (whether after or before judgment) (in the case of Section 2.8(b)(i)) or Completion of the applicable portion of the Property (in the case of Section 2.8(b)(ii)). All such amounts referenced in this Section 2.8(b) shall be paid upon demand.

         (c) Interest shall be payable in arrears on the applicable Scheduled Interest Payment Date (but for any Loan having an Interest Period of six (6) months, interest shall be payable in arrears on each applicable three (3) month anniversary date of the commencement of such Loan), provided, that (i) interest accruing pursuant to paragraph (b) of this Section 2.8 shall be payable from time to time on demand and (ii) each prepayment of the Loans shall be accompanied by accrued interest to the date of such prepayment on the amount prepaid.

         SECTION  2.9 COMPUTATION OF INTEREST.

         (a) Whenever it is calculated on the basis of the Prime Lending Rate, interest shall be calculated on the basis of a year of three hundred sixty-five
(365) days (or three hundred sixty-six (366) days, as the case may be) for the actual days elapsed; and, otherwise, interest shall be calculated on the basis of a year of three hundred sixty (360) days for the actual days elapsed. The Agent shall as soon as practicable notify the Borrower and the Lenders of each determination of a Eurodollar Rate. Any change in the interest rate on a Loan resulting from a change in the ABR or the Eurocurrency Reserve Requirements shall become effective as of the day on which such change becomes effective. The Agent shall as soon as practicable notify the Borrower and the Lenders of the effective date and the amount of each such change in interest rate.

         (b) Each determination of an interest rate by the Agent pursuant to any provision of this Agreement shall be conclusive and binding on the Borrower and the Lenders in the absence of manifest error.

         (c) If the Eurodollar Rate cannot in good faith be determined by the Agent in the manner specified in the definition of the term "Eurodollar Rate", the Agent shall give telecopy or telephonic notice thereof to the Borrower, the Lessee and the Lenders as soon as practicable thereafter. Until such time as the Eurodollar Rate can be determined by the Agent in the manner specified in the definition of such term, no further Eurodollar Loans shall be made or shall be continued as such at the end of the then current Interest Period nor shall the Borrower have the right to convert ABR Loans to Eurodollar Loans.

         SECTION  2.10 PRO RATA TREATMENT AND PAYMENTS.

         (a) Each borrowing by the Borrower from the Lenders hereunder and any reduction of the Commitments of the Lenders shall be made pro rata according to their respective Commitments. Subject to the provisions of Section 8.7 of the Participation Agreement and Section 2.11(b) hereof, each payment (including without limitation each prepayment) by the Borrower on account of principal of and interest on the Loans shall be made pro rata according to the respective outstanding principal amounts on the Loans then held by the Lenders. All payments (including without limitation prepayments) to be made by the Borrower hereunder and under the Notes, whether on account of principal, interest or otherwise, shall be made without setoff or counterclaim and shall be made prior to 10:00 a.m., San Francisco, California time, on the due date thereof to the Agent, for the account of the Lenders, at the Agent's office specified in
Section 9.2, in Dollars and in immediately available funds. The Agent shall distribute such payments to the Lenders promptly upon receipt in like funds as received. If any payment hereunder becomes due and payable on a day other than a Business Day, such payment shall be extended to the next succeeding Business Day; provided, however, if such payment includes an amount of interest calculated with reference to the Eurodollar Rate and the result of such extension would be to extend such payment into another calendar month, then such payment shall be made on the immediately preceding Business Day. In the case of any extension of any payment of principal pursuant to the preceding two (2) sentences, interest thereon shall be payable at the then applicable rate during such extension.

         (b) Unless the Agent shall have been notified in writing by any Lender prior to a borrowing that such Lender will not make its share of such borrowing available to the Agent, the Agent may assume that such Lender is making such amount available to the Agent, and the Agent may, in reliance upon such assumption, make available to the Borrower a corresponding amount. If such amount is not made available to the Agent by the required time on the Borrowing Date therefor, such Lender shall pay to the Agent, on demand, such amount with interest thereon at a rate equal to the daily average Federal Funds Effective Rate for the period until such Lender makes such amount immediately available to the Agent. A certificate of the Agent submitted to any Lender with respect to any amounts owing under this Section 2.10(b) shall be conclusive in the absence of manifest error. If such Lender's share of such borrowing is not made available to the Agent by such Lender within three (3) Business Days of such Borrowing Date, the Agent shall also be entitled to recover such amount with interest thereon at the rate as set forth above on demand from the Borrower.

         SECTION  2.11 NOTICE OF AMOUNTS PAYABLE; MANDATORY ASSIGNMENT.

         (a) In the event that any Lender becomes aware that any amounts are or will be owed to it pursuant to Sections 11.2, 11.3 or 11.4 of the Participation Agreement or that it is unable to make Eurodollar Loans, then it shall promptly notify the Borrower, the Lessee and the

Agent thereof and, as soon as possible thereafter, such Lender shall submit to the Borrower (with a copy to the Agent) a certificate indicating the amount owing to it and the calculation thereof. The amounts set forth in such certificate shall be prima facie evidence of the obligations of the Borrower hereunder.

         (b) In the event (i) any Lender shall fail to make available to the Agent such Lender's ratable portion of any Advance (and no Default or Event of Default shall have occurred and be continuing) or (ii) that any Lender delivers to the Borrower a certificate in accordance with Section 2.11(a) in connection with amounts payable pursuant to Sections 11.2(e) or 11.3 of the Participation Agreement or such Lender is required to make Loans as ABR Loans in accordance with Section 11.3(d) of the Participation Agreement, or (iii) any Lender does not consent to an increase in the aggregate Lender Commitments and aggregate Holder Commitments requested pursuant to a Commitment Increase Request delivered pursuant to Section 5.12 of the Participation Agreement, then, subject to
Section 9.1 of the Participation Agreement, the Borrower may, at its own expense (provided, such amounts shall be reimbursed or paid entirely (as elected by the Borrower) by the Lessee, as Supplemental Rent) and in the discretion of the Borrower, (i) require such Lender to transfer or assign, in whole or (with such Lender's consent) in part, without recourse (in accordance with Section 9.8), all or (with such Lender's consent) part of its interests, rights (except for rights to be indemnified for actions taken while a party hereunder) and obligations under this Agreement to a replacement bank or institution if the Borrower (subject to Section 9.1 of the Participation Agreement), with the full cooperation of such Lender, can identify a Person who is ready, willing and able to be such replacement bank or institution with respect thereto and such replacement bank or institution (which may be another Lender) shall assume such assigned obligations and, in the case of a transfer or assignment pursuant to clause (iii) above, such replacement is willing to consent to the increase requested in such Commitment Increase Request, or (ii) during such time as no Default or Event of Default has occurred and is continuing, terminate the Commitment of such Lender and prepay all outstanding Loans of such Lender; provided, however, that (x) subject to Section 9.1 of the Participation Agreement, the Borrower or such replacement bank or institution, as the case may be, shall have paid to such Lender in immediately available funds the principal of and interest accrued to the date of such payment on the Loans made by it hereunder and all other amounts owed to it hereunder (and, if such Lender is also a Holder, all Holder Advances and Holder Yield accrued and unpaid thereon),
(y) any termination of Commitments shall be subject to the terms of Section 2.5(a) and (z) such assignment or termination of the Commitment of such Lender and prepayment of Loans does not conflict with any law, rule or regulation or order of any court or Governmental Authority.

         SECTION 2.12 INCREASE OF COMMITMENTS. The Commitment of each Lender may be increased pursuant to the agreement of such Lender, in its sole and absolute discretion, in accordance with the provisions set forth in Section 2.1 of the Construction Agency Agreement or the provisions of Section 5.12 of the Participation Agreement.

                                  ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

         To induce the Agent and the Lenders to enter into this Agreement and to make the Loans, each of the Trust Company and the Owner Trustee hereby makes and affirms the representations and warranties set forth in Section 6.1 of the Participation Agreement to the same extent as if such representations and warranties were set forth in this Agreement in their entirety.

                                   ARTICLE IV

                              CONDITIONS PRECEDENT

         SECTION 4.1 CONDITIONS TO EFFECTIVENESS. The effectiveness of this Agreement is subject to the satisfaction of all conditions precedent set forth in Section 5.3 of the Participation Agreement required by said Section to be satisfied on or prior to the Closing Date.

         SECTION 4.2 CONDITIONS TO EACH LOAN. The agreement of each Lender to make any Loan requested to be made by it on any date is subject to the satisfaction of all conditions precedent set forth in Section 5.3 and 5.4 of the Participation Agreement required by said Sections to be satisfied on or prior to the date of the applicable Loan.

         Each borrowing by the Borrower hereunder shall constitute a representation and warranty by the Borrower as of the date of such Loan that the conditions contained in this Section 4.2 have been satisfied.

                                    ARTICLE V

                                    COVENANTS

         So long as any Obligations remain outstanding or unpaid and until the Commitments have been terminated:

         SECTION 5.1 OTHER ACTIVITIES. The Borrower shall not conduct, transact or otherwise engage in, or commit to transact, conduct or otherwise engage in, any business or operations other than the entry into, and exercise of rights and performance of obligations in respect of, the Operative Agreements and other activities incidental or related to the foregoing.

         SECTION 5.2 OWNERSHIP OF PROPERTIES, INDEBTEDNESS. The Borrower shall not own, lease, manage or otherwise operate any properties or assets other than in connection with the activities described in Section 5.1, or incur, create, assume or suffer to exist any Indebtedness or other consensual liabilities or financial obligations other than as may be incurred, created or assumed or as may exist in connection with the activities described in Section 5.1 (including without limitation the Loans and other obligations incurred by the Borrower hereunder).

         SECTION 5.3 DISPOSITION OF ASSETS. The Borrower shall not convey, sell, lease, assign, transfer or otherwise dispose of any of its property, business or assets, whether now owned or hereafter acquired, except to the extent expressly contemplated by the Operative Agreements.

         SECTION 5.4 COMPLIANCE WITH OPERATIVE AGREEMENTS. The Borrower shall at all times observe and perform all of the covenants, conditions and obligations required to be performed by it (whether in its capacity as the Lessor, the Owner Trustee or otherwise) under each Operative Agreement to which it is a party.

         SECTION 5.5 FURTHER ASSURANCES. At any time and from time to time, upon the written request of the Agent, and at the expense of the Borrower (provided, such amounts shall be reimbursed or paid entirely (as elected by the Borrower) by the Lessee, as Supplemental Rent), the Borrower will promptly and duly execute and deliver such further instruments and documents and take such further action as the Agent or the Majority Lenders may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and the other Operative Agreements and of the rights and powers herein or therein granted.

         SECTION 5.6 NOTICES. If on any date, a Responsible Officer of the Borrower shall obtain actual knowledge of the occurrence of a Default or Event of Default, the Borrower will give written notice thereof to the Agent within five (5) Business Days after such date.

         SECTION 5.7 DISCHARGE OF LIENS. Neither the Borrower nor the Trust Company will create or permit to exist at any time, and will, at its own expense, promptly take such action as may be necessary duly to discharge, or cause to be discharged, all Lessor Liens attributable to it, provided, that the Borrower and the Trust Company shall not be required to discharge any Lessor Lien while the same is being contested in good faith by appropriate proceedings diligently prosecuted so long as such proceedings shall not involve any material danger of impairment of any of the Liens contemplated by the Security Documents or of the sale, forfeiture or loss of, and shall not materially interfere with the disposition of, the Property or any portion thereof or title thereto or any interest therein or the payment of Rent.

         SECTION 5.8 TRUST AGREEMENT. Without prejudice to any right under the Trust Agreement of the Owner Trustee to resign, the Owner Trustee (a) agrees not to terminate or revoke the trust created by the Trust Agreement except as permitted by Article VIII of the Trust Agreement, (b) agrees not to amend, supplement, terminate, revoke or otherwise modify any provision of the Trust Agreement in any manner which could reasonably be expected to have an adverse effect on the rights or interests of the Agent or the Lenders hereunder or under the other Operative Agreements and (c) agrees to comply with all of the terms of the Trust Agreement.

         SECTION 5.9 MAINTENANCE OF EQUITY. At all times during the term of this Agreement, the aggregate amount of all outstanding Holder Advances shall be at least three percent (3.0%) of the sum of (i) the aggregate amount of all outstanding Loans and (ii) the aggregate amount of all outstanding Holder Advances.

                                   ARTICLE VI

                                EVENTS OF DEFAULT

    Upon the occurrence of any of the following specified events (each an "Event of Default"):

         (a) Except as provided in Section 6(c), the Borrower shall default in the payment when due of any principal on the Loans or default in the payment when due of any interest on the Loans, and in either such case, such default shall continue for three (3) or more days; or

         (b) Except as provided in Sections 6(a) and 6(c), the Borrower shall default, and such default shall continue for three (3) or more days, in the payment of any amount owing under any Credit Document; or

         (c) (i) The Borrower shall default in the payment of any amount due on the Maturity Date owing under any Credit Document or (ii) the Borrower shall default in the payment when due of any principal or interest on the Loans payable with regard to any obligation of Lessee to pay any Termination Value when due or to pay Basic Rent or Supplemental Rent at such time as any Termination Value is due; or

         (d) The Borrower shall default in the due performance or observance by it of any term, covenant or agreement contained in any Credit Document to which it is a party (other than those referred to in paragraphs (a), (b) and (c) above), provided, that in the case of any such default under Sections 5.4, 5.5 or 5.8(c), such default shall have continued unremedied for a period of at least fifteen (15) days after notice to the Borrower by the Agent or the Majority Lenders, provided, further, if any such default under Sections 5.4, 5.5 or 5.8(c) is not capable of remedy within such fifteen (15) day period but may be remedied with further diligence and if the Borrower has and continues to pursue diligently such remedy, then the Borrower shall be granted additional time to pursue such remedy but in no event more than an additional thirty (30) days; or

         (e) Any representation, warranty or statement made or deemed made by the Borrower herein or in any other Credit Document or by the Borrower or the Lessee in the Participation Agreement, or in any statement or certificate delivered or required to be delivered pursuant hereto or thereto, shall prove to be untrue in any material respect on the date as of which made or deemed made; or

         (f) (i) Any Lease Event of Default shall have occurred and be continuing, or (ii) the Owner Trustee shall default in the due performance or observance by it of any term, covenant or agreement contained in the Participation Agreement or in the Trust Agreement to or for the benefit of the Agent or a Lender, provided, that in the case of this clause (ii) such default shall have continued unremedied for a period of at least fifteen (15) days after notice to the Owner Trustee and Lessee by the Agent or the Majority Lenders, provided, further, that in the case of this clause (ii), such default is not capable of remedy within such fifteen (15) day period but may be remedied with further diligence and if the Borrower has and continues to pursue diligently such remedy, then the Borrower shall be granted additional time to pursue such remedy but in no event more than an additional thirty (30) days; or

         (g) The Borrower shall commence a voluntary case concerning itself under the Bankruptcy Code; or an involuntary case is commenced against the Borrower under the Bankruptcy Code and the petition is not contravened within ten (10) days after commencement of the case or an involuntary case is commenced against the Borrower and the petition is not dismissed within sixty (60) days after commencement of the case; or a custodian (as defined in the Bankruptcy
Code) is appointed for, or takes charge of, all or substantially all of the property of the Borrower; or the Borrower commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Borrower, or there is commenced against the Borrower any such proceeding which remains undismissed for a period of sixty (60) days; or the Borrower is adjudicated insolvent or bankrupt, or any order of relief or other order approving any such case or proceeding is entered; or the Borrower suffers any appointment of any custodian or the like for it or any substantial part of its property to continue undischarged or unstayed for a period of sixty (60) days; or the Borrower makes a general assignment for the benefit of creditors; or any corporate or partnership action is taken by the Borrower for the purpose of effecting any of the foregoing; or

         (h) Any Security Document shall cease to be in full force and effect, or shall cease to give the Agent the Liens, rights, powers and privileges purported to be created thereby (including without limitation a first priority perfected security interest in, and Lien on, all of the Property), in favor of the Agent on behalf of the Lenders and the Holders, superior to and prior to the rights of all third Persons and subject to no other Liens (except in each case to the extent expressly permitted herein or in any Operative Agreement); or

         (i) The Lease shall cease to be enforceable against the Lessee; or

         (j) One (1) or more judgments or decrees shall be entered against the Borrower involving a liability of $100,000 or more in the aggregate for all such judgments and decrees for the Borrower and any such judgments or decrees shall not have been vacated, discharged or stayed or bonded pending appeal within sixty (60) days from the entry thereof, then, and in any such event, (A) if such event is an Event of Default specified in paragraph (g) above with respect to the Borrower, automatically the Commitments shall immediately terminate and the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement and the Notes shall immediately become due and payable, and
(B) if such event is any other Event of Default, either or both of the following actions may be taken: (i) with the consent of the Majority Lenders, the Agent may, or upon the request of the Majority Lenders, the Agent shall, by notice to the Borrower declare the Commitments to be terminated forthwith, whereupon the Commitments shall immediately terminate; and (ii) with the consent of the Majority Lenders, the Agent may, or upon the request of the Majority Lenders, the Agent shall, by notice to the Borrower, declare the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement and the Notes to be due and payable forthwith, whereupon the same shall immediately become due and payable (any of the foregoing occurrences or actions referred to in clause (A) or (B) above, an "Acceleration"). Except as expressly provided above in this Section 6, presentment, demand, protest and all other notices of any kind are hereby expressly waived.

         Upon the occurrence of any Event of Default and at any time thereafter so long as any Event of Default shall be continuing, the Agent shall, upon the written instructions of the Majority Secured Parties, exercise any or all of the rights and powers and pursue any and all of the remedies available to it hereunder and (subject to the terms thereof) under the other Credit Documents, the Lease and the other Operative Agreements and shall have any and all rights and remedies available under the Uniform Commercial Code or any provision of law.

         Upon the occurrence of any Event of Default and at any time thereafter so long as any Event of Default shall be continuing, the Agent may, and upon request of the Majority Secured Parties shall, proceed to protect and enforce this Agreement, the Notes, the other Credit Documents and the Lease by suit or suits or proceedings in equity, at law or in bankruptcy, and whether for the specific performance of any covenant or agreement herein contained or in execution or aid of any power herein granted, or for foreclosure hereunder, or for the appointment of a receiver or receivers for the Property or any portion thereof or for the recovery of judgment for the indebtedness secured thereby or for the enforcement of any other proper, legal or equitable remedy available under applicable laws.

         The Borrower shall be liable for any and all accrued and unpaid amounts due hereunder before, after or during the exercise of any of the foregoing remedies, including without limitation all reasonable legal fees and other reasonable costs and expenses incurred by the Agent or any Lender by reason of the occurrence of any Event of Default or the exercise of remedies with respect thereto.

                                   ARTICLE VII

                                    THE AGENT

         SECTION 7.1 APPOINTMENT. Each Lender hereby irrevocably designates and appoints the Agent as the agent of such Lender under this Agreement and the other Operative Agreements, and each such Lender irrevocably authorizes the Agent, in such capacity, to execute the Operative Agreements as agent for and on behalf of such Lender, to take such action on behalf of such Lender under the provisions of this Agreement and the other Operative Agreements and to exercise such powers and perform such duties as are expressly delegated to the Agent by the terms of this Agreement and other Operative Agreements, together with such other powers as are reasonably incidental thereto. Without limiting the generality of the foregoing, each of the Lenders hereby specifically acknowledges the terms and provisions of the Participation Agreement and directs the Agent to exercise such powers, make such decisions and otherwise perform such duties as are delegated to the Agent thereunder without being required to obtain any specific consent with respect thereto from any Lender, unless the matter under consideration is a Unanimous Vote Matter or otherwise requires the consent of the Majority Lenders and/or the Majority Secured Parties. Notwithstanding any provision to the contrary elsewhere in this Agreement, the Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Operative Agreement or otherwise exist against the Agent.

         SECTION 7.2 DELEGATION OF DUTIES. The Agent may execute any of its duties under this Agreement and the other Operative Agreements by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

         SECTION 7.3 EXCULPATORY PROVISIONS. Neither the Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates shall be
(a) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement or any other Operative Agreement (except for its or such Person's own gross negligence or willful misconduct) or (b) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by the Borrower or the Lessee or any officer thereof contained in this Agreement or any other Operative Agreement or in any certificate, report, statement or other document referred to or provided for in, or received by the Agent under or in connection with, this Agreement or any other Operative Agreement or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Operative Agreement or for any failure of the Borrower or the Lessee to perform its obligations hereunder or thereunder. The Agent shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Operative Agreement, or to inspect the properties, books or records of the Borrower or the Lessee.

         SECTION 7.4 RELIANCE BY THE AGENT. The Agent shall be entitled to rely, and shall be fully protected in relying, upon any Note, writing, resolution, notice, consent, certificate, affidavit, letter, telecopy, telex or teletype message, statement, order or other document or conversation believed by it in good faith to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including without limitation counsel to the Borrower or the Lessee), independent accountants and other experts selected by the Agent. The Agent may deem and treat the payee of any Note as the owner thereof for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with the Agent. The Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Operative Agreement unless it shall first receive such advice or concurrence of the Majority Lenders, the Majority Secured Parties or all Secured Parties, as the case may be, as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the other Operative Agreements in accordance with a request of the Majority Lenders, the Majority Secured Parties or all Secured Parties, as the case may be, and such and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Notes (or all Secured Parties, as the case may be).

         SECTION 7.5 NOTICE OF DEFAULT. The Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless the Agent has received written notice from a Lender or the Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". In the event that the Agent receives such a notice, the Agent shall give notice thereof to the Lenders. The Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Majority Secured Parties; provided, that unless and until the Agent shall have received such directions, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Secured Parties; provided, further, the foregoing shall not limit (a) the rights of the Majority Secured Parties to elect remedies as set forth in Section 6 and/or (b) the rights of the Majority Secured Parties or all Secured Parties, as the case may be, as described in the Participation Agreement (including without limitation Sections 8.2(h) and 8.6 of the Participation Agreement).

         SECTION 7.6 NON-RELIANCE ON THE AGENT AND OTHER LENDERS. Each Lender expressly acknowledges that neither the Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates has made any representations or warranties to it and that no act by the Agent hereinafter taken, including without limitation any review of the affairs of the Borrower or the Lessee, shall be deemed to constitute any representation or warranty by the Agent to any Lender. Each Lender represents to the Agent that it has, independently and without reliance upon the -Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Borrower and the Lessee and made its own decision to make its Loans hereunder and enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon the Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Operative Agreements, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Borrower and the Lessee. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Agent hereunder, the Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of the Borrower or the Lessee which may come into the possession of the Agent or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates.

         SECTION 7.7 INDEMNIFICATION. The Lenders agree to indemnify the Agent, in its capacity as such (to the extent not reimbursed by the Borrower and without limiting the obligation of the Borrower to do so), ratably according to their respective Commitment Percentages in effect on the date on which indemnification is sought under this Section 7.7 (or, if indemnification is sought after the date upon which the Commitments shall have terminated and the Loans shall have been paid in full, ratably in accordance with their Commitment Percentages immediately prior to such date), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including without limitation at any time following the payment of the Notes) be imposed on, incurred by or asserted against any of them in any way relating to or arising out of, the Commitments, this Agreement, any of the other Operative Agreements or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by any of them under or in connection with any of the foregoing; provided, that no Lender shall be liable for the payment of any portion of such liabilities, obligations, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting solely from the gross negligence or willful misconduct of the Agent. The agreements in this Section 7.7 shall survive the payment of the Notes and all other amounts payable hereunder.

         SECTION 7.8 THE AGENT IN ITS INDIVIDUAL CAPACITY. The Agent and its Affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Borrower or the Lessee as though the Agent were not the Agent hereunder and under the other Operative Agreements. With respect to its Loans made or renewed by it and any Note issued to it, the Agent shall have the same rights and powers under this Agreement and the other Operative Agreements as any Lender and may exercise the same as though it were not the Agent, and the terms "Lender" and "Lenders" shall include the Agent in its individual capacity.

         SECTION 7.9 SUCCESSOR AGENT. The Agent may resign at any time as the Agent upon thirty (30) days' notice to the Lenders, the Borrower and, so long as no Lease Event of Default shall have occurred and be continuing, the Lessee. If the Agent shall resign as the Agent under this Agreement, the Majority Lenders shall appoint from among the Lenders a successor Agent which successor Agent shall be subject to the approval of the Borrower and, so long as no Lease Event of Default shall have occurred and be continuing, the Lessee, such approval not to be unreasonably withheld or delayed. If no successor Agent is appointed prior to the effective date of the resignation of the resigning Agent, the Agent may appoint, after consulting with the Lenders and subject to the approval of the Borrower and, so long as no Lease Event of Default shall have occurred and be continuing, the Lessee, such approval not to be unreasonably withheld or delayed, a successor Agent from among the Lenders (or such other Person as shall be acceptable to the Majority Lenders). If no successor Agent has accepted appointment as the Agent by the date which is thirty (30) days following a retiring Agent's notice of resignation, the retiring Agent's notice of resignation shall nevertheless thereupon become effective and the Lenders shall perform all of the duties of the Agent until such time, if any, as the Majority Lenders appoint a successor Agent, as provided for above. Upon the effective date of such resignation, only such successor Agent shall succeed to all the rights, powers and duties of the retiring Agent and the term "Agent" shall mean such successor agent and the retiring Agent's rights, powers and duties in such capacity shall be terminated. After any retiring Agent resigns hereunder as the Agent, the provisions of this Article VII and Section 9.5 shall inure to their respective benefit as to any actions taken or omitted to be taken by it while it was the Agent under this Agreement.

         SECTION 7.10 ACTIONS OF THE AGENT ON BEHALF OF HOLDERS. The parties hereto specifically acknowledge and consent to the Agent's acting on behalf of the Holders as provided in the Participation Agreement, and, in any such case, the Lenders acknowledge that the Holders shall be entitled to vote as "Secured Parties" hereunder to the extent required or permitted by the Operative Agreements (including without limitation Sections 8.2(h) and 8.6 of the Participation Agreement).

         SECTION 7.11 THE AGENT'S DUTY OF CARE. Other than the exercise of reasonable care to assure the safe custody of the Collateral while being held by the Agent hereunder or under any other Operative Agreement, the Agent shall have no duty or liability to preserve rights pertaining thereto, it being understood and agreed that the Lessee shall be responsible for preservation of all rights in the Collateral, and the Agent shall be relieved of all responsibility for the Collateral upon surrendering it or tendering the surrender of it to the Lessee. The Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Agent accords its own property, which shall be no less than the treatment employed by a reasonable and prudent agent in the industry, it being understood that the Agent shall not have responsibility for taking any necessary steps to preserve rights against any parties with respect to any of the Collateral.

                                  ARTICLE VIII

                   MATTERS RELATING TO PAYMENT AND COLLATERAL

         SECTION 8.1 COLLECTION AND ALLOCATION OF PAYMENTS AND OTHER AMOUNTS. The Lessee, the Construction Agent, the Agent, the Lenders, the Holders and the Borrower have agreed pursuant to the terms of Section 8.7 of the Participation Agreement to a procedure for the allocation and distribution of certain payments and distributions, including without limitation the proceeds of Collateral.

         SECTION 8.2 CERTAIN REMEDIAL MATTERS. Notwithstanding any other provision of this Agreement or any other Credit Document:

                  (a) the Borrower shall at all times retain to the exclusion of all other parties, all rights to Excepted Payments payable to it and to demand, collect or commence an action at law to obtain such payments and to enforce any judgment with respect thereto; and

                  (b) the Borrower and each Holder shall at all times retain the right, but not to the exclusion of the Agent, (i) to retain all rights with respect to insurance that Article XIV of the Lease specifically confers upon the "Lessor", (ii) to provide such insurance as the Lessee shall have failed to maintain or as the Borrower or any Holder may desire, and (iii) to bring an action to enforce compliance by the Lessee with the provisions of Articles VIII, IX, X, XI, XIV and XVII of the Lease.

         SECTION 8.3 EXCEPTED PAYMENTS. Notwithstanding any other provision of this Agreement or the Security Documents, any Excepted Payment received at any time by the Agent shall be distributed promptly to the Person entitled to receive such Excepted Payment. Such funds, if not distributed on the day received, shall be invested in money market funds authorized to invest in short term securities issued or guaranteed as to principal and interest by the U.S. Government and repurchase agreements with respect to such securities, including such funds to which the Owner Trustee or an affiliate provides management advice or other services for a fee. Interest earnings on such funds invested in accordance with this Section 8.3 shall be paid to the Lessee.

                                   ARTICLE IX

                                  MISCELLANEOUS

         SECTION 9.1 AMENDMENTS AND WAIVERS. None of the terms or provisions of this Agreement may be terminated, amended, supplemented, waived or modified except in accordance with the terms of Section 12.4 of the Participation Agreement.

         SECTION 9.2 NOTICES. All notices required or permitted to be given under this Agreement shall be given in accordance with Section 12.2 of the Participation Agreement.

         SECTION 9.3 NO WAIVER; CUMULATIVE REMEDIES. No failure to exercise and no delay in exercising, on the part of the Agent or any Lender, any right, remedy, power or privilege hereunder or under the other Credit Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or future exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

         SECTION 9.4 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made by the Borrower under the Operative Agreements shall survive the execution and delivery of this Agreement and the Notes and the making of the Loans hereunder.

         SECTION 9.5 PAYMENT OF EXPENSES AND TAXES. The Borrower agrees to (with funds provided by the Lessee as Supplemental Rent): (a) pay all reasonable out-of-pocket costs and expenses of (i) the Agent whether or not the transactions herein contemplated are consummated, in connection with the negotiation, preparation, execution and delivery of the Operative Agreements and the documents and instruments referred to therein (including without limitation the reasonable fees and disbursements of McGuire Woods Battle & Boothe LLP) and any amendment, waiver or consent relating thereto (including without limitation the reasonable fees and disbursements of counsel to the Agent) and (ii) the Agent and each of the Lenders in connection with the enforcement of the Operative Agreements and the documents and instruments referred to therein (including without limitation the reasonable fees and disbursements of counsel for the Agent and for each of the Lenders) and (b) pay and hold each of the Lenders harmless from and against any and all present and future stamp and other similar taxes with respect to the foregoing matters and save each of the Lenders harmless from and against any and all liabilities with respect to or resulting from any delay or omission (other than to the extent attributable to such Lender) to pay such taxes.

         SECTION 9.6 SUCCESSORS AND ASSIGNS; PARTICIPATIONS AND ASSIGNMENTS. This Agreement shall be binding upon and inure to the benefit of the Borrower, the Lenders, the Agent, all future holders of the Notes and their respective successors and assigns, except that the Borrower may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of each Lender.

         SECTION  9.7 PARTICIPATIONS. Subject to and in accordance with Section
10.1 of the Participation Agreement, each Lender may sell participations to one or more Persons (each, a

"Participant") in all or a portion of its rights, obligations or rights and obligations under the Operative Agreements (including all or a portion of its Commitment or its Loans); provided, however, that (a) such Lender's obligations under the Operative Agreements shall remain unchanged, (b) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (c) the Participant shall be entitled to the benefit of the yield protection provisions contained in Sections 11.2(e), 11.3 and 11.4 of the Participation Agreement and the right of set-off contained in Section 12.15 of the Participation Agreement, and (d) the Borrower shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under the Operative Agreements, and such Lender shall retain the sole right to enforce the obligations of the Borrower relating to its Loans and its Notes and to approve any amendment, modification, or waiver of any provision of the Operative Agreements (other than amendments, modifications, or waivers decreasing the amount of principal of or the rate at which interest is payable on such Loans or Notes, extending any scheduled principal payment date or date fixed for the payment of interest on such Loans or Notes, or extending its Commitment). Reasonably promptly in connection with granting any participation, the granting Lender shall notify the Borrower, the Lessee and the Agent of the identity of such Participant; provided, however, that the failure to so notify any such Parties in a timely manner will not affect the validity of such grant.

         Any Lender may furnish any information concerning the Borrower, the Lessee or any Subsidiaries of the Lessee in the possession of such Lender from time to time to participants (including prospective participants), subject, however, to the provisions of Section 12.13 of the Participation Agreement.

         SECTION  9.8 ASSIGNMENTS.

         (a) Subject to and in accordance with Section 10.1 of the Participation Agreement, each Lender may assign to one or more Eligible Assignees all or a portion of its rights and obligations under the Operative Agreements (including, without limitation, all or a portion of its Loans, its Notes, and its Commitment); provided, however, that

                  (1) each such assignment shall be to an Eligible Assignee;

                  (2) except in the case of an assignment to another Lender or an assignment of all of a Lender's rights and obligations under the Operative Agreements, any such partial assignment shall be in an amount at least equal to $5,000,000 or an integral multiple of $1,000,000 in excess thereof;

                  (3) each such assignment by a Lender shall be of a constant, and not varying, percentage of all of its rights and obligations under the Operative Agreements and the Notes; and

                  (4) the parties to such assignment shall execute and deliver to the Agent for its acceptance an Assignment and Acceptance substantially in the form of Exhibit B hereto, together with any Note subject to such assignment and a processing fee of $3,500.

Upon execution, delivery, and acceptance of such Assignment and Acceptance, the assignee thereunder shall be a party hereto and, to the extent of such assignment, have the obligations, rights and benefits of a Lender under the Operative Agreements and the assigning Lender shall, to the extent of such assignment, relinquish its rights and be released from its obligations under the Operative Agreements. Upon the consummation of any assignment pursuant to this Section, the assignor, the Agent and the Borrower shall make appropriate arrangements so that, if required, new Notes are issued to the assignor and the assignee. The cost of issuance of such new Notes shall be allocated to the assignor and the assignee as determined by such parties. If the assignee is not incorporated under the laws of the United States of America or a state thereof, it shall deliver to the Borrower and the Agent certification as to exemption from deduction or withholding of Taxes in accordance with Section 11.2(e) of the Participation Agreement.

         (b) Upon its receipt of an Assignment and Acceptance executed by the parties thereto, together with any Note subject to such assignment and payment of the processing fee, the Agent shall, if such Assignment and Acceptance has been completed and is in substantially the form of Exhibit B hereto, (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register and (iii) give prompt notice thereof to the parties thereto.

         (c) Notwithstanding any other provision set forth in any Operative Agreement, any Lender may at any time assign and pledge all or any portion of its Loans and its Notes to any Federal Reserve Bank as collateral security pursuant to Regulation A and any Operating Circular issued by such Federal Reserve Bank. No such assignment shall release the assigning Lender from its obligations hereunder.

         (d) Any Lender may furnish any information concerning the Borrower, the Lessee or any Subsidiaries of the Lessee in the possession of such Lender from time to time to assignees (including prospective assignees), subject, however, to the provisions of Section 12.13 of the Participation Agreement.

         SECTION 9.9 THE REGISTER. The Agent shall maintain at its address referred to in Section 12.2 of the Participation Agreement a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Lenders and the Commitment of, and principal amount of the Loans owing to, each Lender from time to time (the "Register"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrower, the Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

         SECTION 9.10 ADJUSTMENTS; SET-OFF. Except as otherwise expressly provided in Section 8.1 hereof and Section 8.7 of the Participation Agreement where, and to the extent, one (1) Lender is entitled to payments prior to other Lenders, if any Lender (a "Benefitted Lender") shall at any time receive any payment of all or part of its Loans, or interest thereon, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off, pursuant to events or proceedings of the nature referred to in Section 6(g), or otherwise), in a greater proportion than any such payment to or collateral received by any other Lender, if any, in respect of such other Lender's Loans, or interest thereon, such Benefitted Lender shall purchase for cash from the other Lenders a participating interest in such portion of each such other Lender's Loan, or shall provide such other Lenders with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such Benefitted Lender to share the excess payment or benefits of such collateral or proceeds ratably with each of the Lenders; provided, however, that if all or any portion of such excess payment or benefits is thereafter recovered from such Benefitted Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the event of such recovery, but without interest.

         (b) In addition to any rights now or hereafter granted under applicable law or otherwise, and not by way of limitation of any such rights, upon the occurrence of an Event of Default, the Agent and each Lender is hereby authorized at any time or from time to time, without presentment, demand, protest or other notice of any kind to the Borrower or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and apply any and all deposits (general or special) and any other Indebtedness at any time held or owing by the Agent or such Lender (including without limitation by branches and agencies of the Agent or such Lender wherever located) to or for the credit or the account of the Borrower against and on account of the obligations and liabilities of the Borrower to the Agent or such Lender under this Agreement or under any of the other Operative Agreements, including without limitation all interests in obligations of the Borrower purchased by any such Lender pursuant to Section 9.10(a), and all other claims of any nature or description arising out of or connected with this Agreement or any other Operative Agreement, irrespective or whether or not the Agent or such Lender shall have made any demand and although said obligations, liabilities or claims, or any of them, shall be contingent or unmatured.

         SECTION 9.11 COUNTERPARTS. This Agreement may be executed by one (1) or more of the parties to this Agreement on any number of separate counterparts (including without limitation by telecopy), and all of said counterparts taken together shall be deemed to constitute one (1) and the same instrument. A set of the copies of this Agreement signed by all the parties shall be lodged with the Borrower and the Agent.

         SECTION 9.12 SEVERABILITY. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         SECTION 9.13 INTEGRATION. This Agreement and the other Credit Documents represent the agreement of the Borrower, the Agent, and the Lenders with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Agent or any Lender relative to subject matter hereof not expressly set forth or referred to herein or in the other Credit Documents.

         SECTION 9.14 GOVERNING LAW. THIS AGREEMENT AND THE NOTES AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT AND THE NOTES SHALL BE GOVERNED BY, AND CONSTRUED, INTERPRETED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

         SECTION 9.15 SUBMISSION TO JURISDICTION; VENUE. THE PROVISIONS OF THE PARTICIPATION AGREEMENT RELATING TO SUBMISSION TO JURISDICTION AND VENUE ARE HEREBY INCORPORATED BY REFERENCE HEREIN, MUTATIS MUTANDIS.

         SECTION  9.16 ACKNOWLEDGEMENTS. The Borrower hereby acknowledges that:

         (a) neither the Agent nor any Lender has any fiduciary relationship with or duty to the Borrower arising out of or in connection with this Agreement or any of the other Credit Documents, and the relationship between the Agent (and the Lenders) and the Borrower, in connection herewith or therewith is solely that of debtor and creditor; and

         (b) no joint venture is created hereby or by the other Credit Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among the Borrower and the Lenders.

         SECTION 9.17 WAIVERS OF JURY TRIAL. THE BORROWER, THE AGENT AND THE LENDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE, TO THE FULLEST EXTENT ALLOWED BY APPLICABLE LAW, TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

         SECTION  9.18 NONRECOURSE. In addition to and not in limitation of
Section 12.9 of the Participation Agreement, anything to the contrary contained in this Agreement or in any other Operative Agreement notwithstanding, no Exculpated Person shall be personally liable in any respect for any liability or obligation hereunder or under any other Operative Agreement including without limitation the payment of the principal of, or interest on, the Notes, or for monetary damages for the breach of performance of any of the covenants contained in this Agreement, the Notes or any of the other Operative Agreements. The Agent and the Lenders agree that, in the event any of them pursues any remedies available to them under this Agreement, the Notes or any other Operative Agreement, neither the Agent nor the Lenders shall have any recourse against the Borrower, nor any other Exculpated Person, for any deficiency, loss or claim for monetary damages or otherwise resulting therefrom and recourse shall be had solely and exclusively against the Trust Estate and the Lessee; but nothing contained herein shall be taken to prevent recourse against or the enforcement of remedies against the Trust Estate in respect of any and all liabilities, obligations and undertakings contained in this Agreement, the Notes or any other Operative Agreement. The Agent and the Lenders further agree that the Borrower shall not be responsible for the payment of any amounts owing hereunder (excluding principal and interest (other than Overdue Interest) in respect of the Loans) (such non-excluded amounts, "Supplemental Amounts") except to the extent that payments of Supplemental Rent designated by the Lessee for application to such Supplemental Amounts shall have been paid by the Lessee pursuant to the Lease (it being understood that the failure by the Lessee for any reason to pay any Supplemental Rent in respect of such Supplemental Amounts shall nevertheless be deemed to constitute a default by the Borrower for the purposes of Section 6). Notwithstanding the foregoing provisions of this Section 9.18, nothing in this Agreement or any other Operative Agreement shall (a) constitute a waiver, release or discharge of any obligation evidenced or secured by this Agreement or any other Credit Document, (b) limit the right of the

Agent or any Lender to name the Borrower as a party defendant in any action or suit for judicial foreclosure and sale under any Security Document, or (c) affect in any way the validity or enforceability of any guaranty (whether of payment and/or performance) given to the Lessor, the Agent or the Lenders, or of any indemnity agreement given by the Borrower, in connection with the Loans made hereunder.

         SECTION 9.19 USURY SAVINGS PROVISION. IT IS THE INTENT OF THE PARTIES HERETO TO CONFORM TO AND CONTRACT IN STRICT COMPLIANCE WITH APPLICABLE USURY LAW FROM TIME TO TIME IN EFFECT. TO THE EXTENT ANY PAYMENTS HEREUNDER ARE HEREINAFTER CHARACTERIZED BY ANY COURT OF COMPETENT JURISDICTION AS THE REPAYMENT OF PRINCIPAL AND INTEREST THEREON, THE FOLLOWING PROVISIONS OF THIS
SECTION 9.19 SHALL APPLY. ANY SUCH PAYMENTS SO CHARACTERIZED AS INTEREST MAY BE REFERRED TO HEREIN AS "INTEREST." ALL AGREEMENTS AMONG THE PARTIES HERETO ARE HEREBY LIMITED BY THE PROVISIONS OF THIS PARAGRAPH WHICH SHALL OVERRIDE AND CONTROL ALL SUCH AGREEMENTS, WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER WRITTEN OR ORAL. IN NO WAY, NOR IN ANY EVENT OR CONTINGENCY (INCLUDING WITHOUT LIMITATION PREPAYMENT OR ACCELERATION OF THE MATURITY OF ANY OBLIGATION), SHALL ANY INTEREST TAKEN, RESERVED, CONTRACTED FOR, CHARGED, OR RECEIVED UNDER THIS AGREEMENT OR OTHERWISE, EXCEED THE MAXIMUM NONUSURIOUS AMOUNT PERMISSIBLE UNDER APPLICABLE LAW. IF, FROM ANY POSSIBLE CONSTRUCTION OF ANY OF THE OPERATIVE AGREEMENTS OR ANY OTHER DOCUMENT OR AGREEMENT, INTEREST WOULD OTHERWISE BE PAYABLE IN EXCESS OF THE MAXIMUM NONUSURIOUS AMOUNT, ANY SUCH CONSTRUCTION SHALL BE SUBJECT TO THE PROVISIONS OF THIS PARAGRAPH AND SUCH AMOUNTS UNDER SUCH DOCUMENTS OR AGREEMENTS SHALL BE AUTOMATICALLY REDUCED TO THE MAXIMUM NONUSURIOUS AMOUNT PERMITTED UNDER APPLICABLE LAW, WITHOUT THE NECESSITY OF EXECUTION OF ANY AMENDMENT OR NEW DOCUMENT OR AGREEMENT. IF THE AGENT OR ANY LENDER SHALL EVER RECEIVE ANYTHING OF VALUE WHICH IS CHARACTERIZED AS INTEREST WITH RESPECT TO THE OBLIGATIONS OWED HEREUNDER OR UNDER APPLICABLE LAW AND WHICH WOULD, APART FROM THIS PROVISION, BE IN EXCESS OF THE MAXIMUM LAWFUL AMOUNT, AN AMOUNT EQUAL TO THE AMOUNT WHICH WOULD HAVE BEEN EXCESSIVE INTEREST SHALL, WITHOUT PENALTY, BE APPLIED TO THE REDUCTION OF THE COMPONENT OF PAYMENTS DEEMED TO BE PRINCIPAL AND NOT TO THE PAYMENT OF INTEREST, OR REFUNDED TO THE BORROWER OR ANY OTHER PAYOR THEREOF, IF AND TO THE EXTENT SUCH AMOUNT WHICH WOULD HAVE BEEN EXCESSIVE EXCEEDS THE COMPONENT OF PAYMENTS DEEMED TO BE PRINCIPAL. THE RIGHT TO DEMAND PAYMENT OF ANY AMOUNTS EVIDENCED BY ANY OF THE OPERATIVE AGREEMENTS DOES NOT INCLUDE THE RIGHT TO RECEIVE ANY INTEREST WHICH HAS NOT OTHERWISE ACCRUED ON THE DATE OF SUCH DEMAND, AND NEITHER THE AGENT NOR ANY LENDER INTENDS TO CHARGE OR RECEIVE ANY UNEARNED INTEREST IN THE EVENT OF SUCH DEMAND. ALL INTEREST PAID OR AGREED TO BE PAID TO THE AGENT OR ANY

LENDER SHALL, TO THE EXTENT PERMITTED BY APPLICABLE LAW, BE AMORTIZED, PRORATED, ALLOCATED, AND SPREAD THROUGHOUT THE FULL STATED TERM (INCLUDING WITHOUT LIMITATION ANY RENEWAL OR EXTENSION) OF THIS AGREEMENT SO THAT THE AMOUNT OF INTEREST ON ACCOUNT OF SUCH PAYMENTS DOES NOT EXCEED THE MAXIMUM NONUSURIOUS AMOUNT PERMITTED BY APPLICABLE LAW.

         SECTION 9.20 THIRD PARTY BENEFICIARY. The parties hereto acknowledge and agree that the Lessee is a third party beneficiary of this Agreement and has all rights attendant thereto.

         SECTION 9.21 MUTILATED, DESTROYED, LOST OR STOLEN NOTES. If any Note shall become mutilated, destroyed, lost or stolen, the Owner Trustee shall, upon the written request and at the sole cost and expense of the holder of such Note, issue a new Note in the form of Exhibit A-1 or Exhibit A-2 hereto, as applicable, payable to the same holder and dated the same date as the Note so mutilated, destroyed, lost or stolen. The Agent shall make a notation on each new Note of the amount of all payments or prepayments of principal and interest theretofore made on the Note so mutilated, destroyed, lost or stolen and the date to which interest on such old Note has been paid. If the Note being replaced has become mutilated, such Note shall be surrendered to the Agent and forwarded to the Owner Trustee by the Agent. If the Note being replaced has been destroyed, lost or stolen, the holder of such Note shall furnish to the Owner Trustee and the Agent (a) such security or indemnity as may be required by them to save the Owner Trustee and the Agent harmless and (b) evidence satisfactory to the Owner Trustee and the Agent of the destruction, loss or theft of such Note and of the ownership thereof.

                           [signature pages to follow]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                FIRST SECURITY BANK, NATIONAL
                                ASSOCIATION, not individually, except as expressly stated herein, but solely as the Owner Trustee under the VS Trust 2000-2


                                By:    /s/ VAL T. ORTON
                                Name:  Val T. Orton
                                Title: Vice President

                                ABN AMRO BANK N.V.,
                                as the Agent and a Lender



                                By:    /s/ ELIZABETH R. MCCLELLAN
                                Name:  Elizabeth R. McClellan
                                Title: Vice President


                                By:    /s/ DAVID M. SHIPLEY
                                Name:  David M. Shipley
                                Title: Vice President

                                CREDIT SUISSE FIRST BOSTON, as a Lender
                                and Documentation Agent


                                By:    /s/ ROBERT HETU
                                Name:  Robert Hetu
                                Title: Vice President


                                By:    /s/ MARK HERON
                                Name:  Mark Heron
                                Title: Assistant Vice President

                                CREDIT LYONNAIS LOS ANGELES BRANCH,
                                as a Lender and Syndication Agent


                                By:    /s/ DIANNE M. SCOTT
                                Name:  Dianne M. Scott
                                Title: First Vice President and Manager

                                THE FUJI BANK, LIMITED, as a Lender


                                By:    /s/ MASAHITO FUKUDA
                                Name:  Masahito Fukuda
                                Title: Senior Vice President & Group Head

                                AIB INTERNATIONAL FINANCE, as a Lender


                                By:    /s/ PAUL KEHOE
                                Name:  Paul Kehoe
                                Title: Director

                                DEUTSCHE BANK AG NEW YORK BRANCH
                                AND/OR CAYMAN ISLANDS BRANCH, as a
                                Lender


                                By:    /s/ CHRISTOPH A. KOCH
                                Name:  Christoph A. Koch
                                Title: Vice President


                                By:    /s/ SHERYL L. PAYNTER
                                Name:  Sheryl L. Paynter
                                Title: Vice President

                                THE INDUSTRIAL BANK OF JAPAN,
                                LIMITED, as a Lender


                                By:    /s/ KEN IWATA
                                Name:  Ken Iwata
                                Title: Senior Vice President & Manager

                                THE SUMITOMO BANK, LIMITED, as a Lender


                                By:    /s/ AZAR SHAKERI
                                Name:  Azar Shakeri
                                Title: Vice President and Manager

                                COMERICA BANK - CALIFORNIA, as a Lender


                                By:    /s/ ROBERT E. WAYS
                                Name:  Robert E. Ways
                                Title: AVP

                                FLEET NATIONAL BANK, as a Lender


                                By:    /s/ WILLIAM S. ROWE
                                Name:  William S. Rowe
                                Title: Assistant Vice President

                                WELLS FARGO BANK N.A., as a Lender


                                By:    /s/ ERIC C. HOUSER
                                Name:  Eric C. Houser
                                Title: Vice President

                                FBTC LEASING CORP., as a Lender


                                By:    /s/ VICTOR MORA
                                Name:  Victor Mora
                                Title: Vice President

                                KEYBANK NATIONAL ASSOCIATION, as a
                                Lender


                                By:    /s/ KEVIN P. MCBRIDE
                                Name:  Kevin P. McBride
                                Title: Senior Vice President

                                  SCHEDULE 2.1


                                                    TRANCHE A                   TRANCHE B
                                                    COMMITMENT                  COMMITMENT

NAME AND ADDRESS OF LENDERS                     AMOUNT/PERCENTAGE           AMOUNT/PERCENTAGE
ABN AMRO Bank N.V.                             $47,361,375.89/            $9,244,909.22/
135 S. LaSalle Street, Suite 740                   23.20271208%               29.26530301%
Chicago, Illinois 60603



                             Schedule 2.1 - Page 1

                                                    TRANCHE A                    TRANCHE B
                                                    COMMITMENT                   COMMITMENT

NAME AND ADDRESS OF LENDERS                     AMOUNT/PERCENTAGE            AMOUNT/PERCENTAGE

Credit Lyonnais Los Angeles                    $21,546,039.90/            $3,334,506.18/
Branch                                             10.55557510%                 10.55557512%


CREDIT CONTACT:

Name:       Rita Raychaudhuri, Vice President
Address:    Credit Lyonnais Los Angeles Branch
            515 South Flower Street, Suite 200
            Los Angeles, CA  90071
Phone:      (213) 362-8954
Fax:        (213) 623-3437
E-Mail:     Raychaudhuri@clamericas.com

OPERATIONS CONTACT:

Name:       Penny Chu, Operations Assistant
Address:    Credit Lyonnais Los Angeles Branch
            515 South Flower Street, Suite 200
            Los Angeles, CA  90071
Phone:      (213) 362-5905
Fax:        (213) 623-3437
E-Mail:     Chu@clamericas.com

WIRING INSTRUCTIONS:

Name of Credit Bank: Federal Reserve Bank of New York
Account Name:        Credit Lyonnais New York
ABA:                 026008073
In Favor Of:         Credit Lyonnais Los Angeles Branch
Attention:           Loan Servicing
Reference:           Veritas Software



                              Schedule 2.1 - Page 2

                                                    TRANCHE A                   TRANCHE B
                                                    COMMITMENT                  COMMITMENT

NAME AND ADDRESS OF LENDERS                     AMOUNT/PERCENTAGE           AMOUNT/PERCENTAGE

Credit Suisse First Boston                     $22,143,092.78/            $3,426,907.22/
                                                   10.84807602%                10.84807604%


CREDIT CONTACT:

Name:       Robert Hetu, Vice President
Address:    Credit Suisse First Boston
            Eleven Madison Avenue
            New York, NY  10010
Phone:      212-325-4542
Fax:        212-325-8309
E-Mail:     robert.hetu@csfb.com

BACK-UP CREDIT CONTACT:

Name:       Janko Gogija
Address:    Credit Suisse First Boston
            Eleven Madison Avenue
            New York, NY  10010
Phone:      212-325-0699
Fax:        212-325-8319
E-Mail:     janko.gogija@cfsb.com

OPERATIONS CONTACT:

Name:       Lai Chung
Address:    Credit Suisse First Boston
            5 World Trade Center
            New York, NY  10048
Phone:      (212) 322-1791
Fax:        (212) 355-0593
E-Mail:     lai.chung@csfb.com

WIRING INSTRUCTIONS:

Name of Credit Bank:    The Bank of New York
                        One Wall Street
                        New York, NY  10008
ABA Routing #:          021 000 018
Account #:              890-0328-262
Account Name:           CSFB NY Loan Clearing
Reference:              Veritas Corp.



                              Schedule 2.1 - Page 3

                                                    TRANCHE A                   TRANCHE B
                                                    COMMITMENT                  COMMITMENT

NAME AND ADDRESS OF LENDERS                     AMOUNT/PERCENTAGE           AMOUNT/PERCENTAGE

Deutsche Bank AG New York Branch and/or        $23,700,643.89/            $3,667,956.79/
Cayman Islands Branch                                   11.61113261%              11.61113261%


CREDIT CONTACT:

Name:       Sheryl Paynter, Vice President
Address:    Deutsche Bank AG
            New York Branch
            31 W 52nd Street
            New York, NY  10019
Phone:      212-469-3829
Fax:        212-469-8212
E-Mail:     sheryl.paynter@db.com

OPERATIONS CONTACT:

Name:       Claudia Zou, Account Administrator
Address:    Deutsche Bank AG
            New York Branch
            31 W 52nd Street
            New York, NY  10019
Phone:      212-469-4094
Fax:        212-469-4138/4139
E-Mail:     ________________

DOCUMENTATION CONTACT:

Name:       Christopher Clausen, Director In Counsel
Address:    Legal Department
            Deutsche Bank AG New York Branch
            31 W 52nd Street
            New York, NY  10019
Phone:      212-469-8190
Fax:        212-469-8173

WIRING INSTRUCTIONS:

Name of Credit Bank:             Deutsche Bank AG New York Branch
ABA #:                           026003780
Ref for principal and interest:  "...principal and/or interest"
Ref for Fees:                    "....fees"



                              Schedule 2.1 - Page 4

                                                    TRANCHE A                   TRANCHE B
                                                    COMMITMENT                  COMMITMENT

NAME AND ADDRESS OF LENDERS                     AMOUNT/PERCENTAGE           AMOUNT/PERCENTAGE

Fleet National Bank                            $17,955,033.25/            $2,778,755.15/
                                                     8.79631259%               8.79631260%


CREDIT CONTACT:

Name:       William S. Rowe
Address:    100 Federal Street
            Boston, MA  02110
Phone:      617-434-6196
Fax:        617-434-0819
E-Mail:     William_s_rowe@fleet.com

OPERATIONS CONTACT:

Name:       Colleen Quigley
Address:    100 Federal Street
            Boston, MA  02110
Phone:      (617) 434-5281
Fax:        (617) 434-1709
E-Mail:     ____________


WIRING INSTRUCTIONS:

Name of Credit Bank:      Fleet National Bank
City, State:              Boston, MA
ABA #:                    011-000-138
For Further Credit To:    Commercial Loan in Process
Account #:                1510351-03156
Reference:                Veritas Software



                              Schedule 2.1 - Page 5

                                                    TRANCHE A                   TRANCHE B
                                                    COMMITMENT                  COMMITMENT

NAME AND ADDRESS OF LENDERS                     AMOUNT/PERCENTAGE           AMOUNT/PERCENTAGE

KeyBank National Association                   $17,955,033.25/            $2,778,755.15/
                                                    8.79631259%                8.79631260%


CREDIT CONTACT:

Name:       Mary K. Young
Address:    KeyBank National Association
            700 Fifth Avenue, 46th Floor
            Seattle, WA  98104
Phone:      (206) 684-6082
Fax:        (206) 684-6035



                              Schedule 2.1 - Page 6

                                                    TRANCHE A                   TRANCHE B
                                                    COMMITMENT                  COMMITMENT

NAME AND ADDRESS OF LENDERS                     AMOUNT/PERCENTAGE           AMOUNT/PERCENTAGE

The Fuji Bank, Limited                         $10,266,185.57/
                                                     5.02948539%


CREDIT CONTACT:

Name:       Mano Mylvaganam
Address:    333 South Hope Street, 39th Floor
            Los Angeles, CA  90071
Phone:      (213) 253-4130
Fax:        (213) 253-4178
E-Mail:     _____________

OPERATIONS CONTACT:

Name:       Sandy Walker
Address:    333 South Hope Street, 39th Floor
            Los Angeles, CA  90071
Phone:      (213) 253-4136
Fax:        (213) 253-4178
E-Mail:     _____________

WIRING INSTRUCTIONS:

Name of Credit Bank:      Bankers Trust Company
City, State:              New York, NY
ABA #:                    021001033
For Further Credit to:    The Fuji Bank, Limited, Los Angeles Agency
Account #:                04402840
Attention:                Loan Administration
Reference:                Veritas Software



                              Schedule 2.1 - Page 7

                                                    TRANCHE A                   TRANCHE B
                                                    COMMITMENT                  COMMITMENT

NAME AND ADDRESS OF LENDERS                     AMOUNT/PERCENTAGE           AMOUNT/PERCENTAGE

FBTC  Leasing Corp.                                                       $1,588,814.43/
                                                                                5.02948538%


CREDIT CONTACT:

Name:       Carl Marcantonio
Address:    Two World Trade Center, 79th Floor
            New York, NY  10048
Phone:      212-898-2439
Fax:        212-775-7276
E-Mail:     carl_marcantinio@fujibank.co.jp

BACKUP CREDIT CONTACT:

Name:       Peter Ciaccia
Address:    Two World Trade Center, 79th Floor
            New York, NY  10048
Phone:      212-898-2433
Fax:        ___________
E-Mail:     ____________

ADMINISTRATIVE CONTACTS:

Name:       Paula Kamuda
Address:    Two World Trade Center, 79th Floor
            New York, NY  10048
Phone:      212-898-2532
Fax:        212-775-7276
E-Mail:     ____________

Name:       Gail Hall
Address:    Two World Trade Center, 79th Floor
            New York, NY  10048
Phone:      212-898-2441
Fax:        212-775-7276

WIRING INSTRUCTIONS:

Name of Credit Bank:      Fuji Bank and Trust Company
ABA #:                    02600-8905
Account Name:             FBTC Leasing Corp.
Account #:                001-900269
Attention:                Gail Hall



                              Schedule 2.1 - Page 8

                                                    TRANCHE A                   TRANCHE B
                                                    COMMITMENT                  COMMITMENT

NAME AND ADDRESS OF LENDERS                     AMOUNT/PERCENTAGE           AMOUNT/PERCENTAGE

The Sumitomo Bank, Limited                     $12,374,960.62/
                                                      6.06259094%


CREDIT CONTACT:

Name:       San Topham
Address:    555 California Street, Suite 3350
            San Francisco, CA  94104
Phone:      415-616-3010
Fax:        415-362-6527
E-Mail:     ____________

BACK-UP CREDIT CONTACT:

Name:       Azar Shakeri
Address:    555 California Street, Suite 3350
            San Francisco, CA  94104
Phone:      415-616-3003
Fax:        415-362-6527
E-Mail:     azar_shakeri@sumitomobank.com

OPERATIONS CONTACTS:
Name:       Claire Kowalski or Courtney Whitlock
Address:    277 Park Avenue
            New York, NY  10172
Telephone:  (212) 224-4278 or (212) 224-4083
Fax:        (212) 224-5197
E-Mail:     ____________

WIRING INSTRUCTIONS:

Name of Credit Bank:      Citibank, N.A.
City, State:              New York, NY
ABA #:                    021000089
Account Name:             The Sumitomo Bank, Limited, New York Branch
Account #:                36023837
Attention:                Loan Operations



                              Schedule 2.1 - Page 9

                                                    TRANCHE A                   TRANCHE B
                                                    COMMITMENT                  COMMITMENT

NAME AND ADDRESS OF LENDERS                     AMOUNT/PERCENTAGE           AMOUNT/PERCENTAGE

The Industrial Bank of Japan, Limited          $8,659,793.81/             $1,340,206.19/
                                                     4.24250138%               4.24250139%


CREDIT CONTACT:

Name:       Eric Maubert
Address:    One Market Street, Spear Tower, Suite 1610
            San Francisco, CA  94105
Phone:      415-693-1805
Fax:        415-982-1917
E-Mail:     mbaubert@ibjsf.com

OPERATIONS CONTACT:

Name:       Richard Emmich
Address:    1251 Avenue of the Americas
            New York, NY  10020-1104
Phone:      212-282-3000
Fax:        212-282-4478
E-Mail:     ____________

WIRING INSTRUCTIONS:

Name of Credit Bank:      The Industrial Bank of Japan, Limited  New York Branch
City, State:              New York, NY
ABA#:                     026-008-345
For Further Credit To:    Veritas Software (Milpitas I)
Attention:                Richard Emmich, Credit Administrative Department



                             Schedule 2.1 - Page 10

                                                    TRANCHE A                   TRANCHE B
                                                    COMMITMENT                  COMMITMENT

NAME AND ADDRESS OF LENDERS                     AMOUNT/PERCENTAGE           AMOUNT/PERCENTAGE

Comerica Bank - California                     $7,793,814.43/             $1,206,185.57/
                                                      3.81825124%              3.81825125%


CREDIT CONTACT:

Name:       Robert E. Ways
Address:    800 Oak Grove Avenue
            Menlo Park, CA  94025
Phone:      650-462-6056
Fax:        650-462-6058
E-Mail:     rob_ways@comerica.com

OPERATIONS CONTACT:

Name:       Robert E. Ways
Address:    800 Oak Grove Avenue
            Menlo Park, CA  94025
Phone:      650-462-6056
Fax:        650-462-6058
E-Mail:     rob_ways@comerica.com

WIRING INSTRUCTIONS:

Name of Credit Bank:      Comerica Bank - California
City, State:              San Jose, CA
ABA #:                    121137522
For Further Credit To:    Veritas Software Corporation
Account #:                To Be Determined
Attention:                Rob Ways



                             Schedule 2.1 - Page 11

                                                    TRANCHE A                   TRANCHE B
                                                    COMMITMENT                  COMMITMENT

NAME AND ADDRESS OF LENDERS                     AMOUNT/PERCENTAGE           AMOUNT/PERCENTAGE

AIB International Finance                      $7,182,013.30/             $1,111,502.06/
                                                     3.51852503%               3.5182504%


CREDIT CONTACT:

Name:       Catherine Malee/Patrick Lynam
Address:    Corporate Banking
            AIB International Centre, IFSC, Dublin 1
Phone:      353-1-6417920
Fax:        353-1-6797129
E-Mail:     catherine.m.malee@aib.ie/patrick.j.lynam@aib.ie

OPERATIONS CONTACT:

Name:       Lynda O'Callaghan
Address:    Business Support
            AIB Bankcentre, Ballsbridge, Dublin 4
Phone:      353-1-6412020
Fax:        353-1-6603529
E-Mail:     _________________

WIRING INSTRUCTIONS:

Name of Credit Bank:      Chase Manhattan Bank
City, State:              New York
Method of Payment:        SSWIFTCODE:        CHAS US33
                          ESWIFTCODE:        AIB KIE 2D
                          CHAPS NO.:         041833
Account #:                001-1-599-907
Attention:                Lynda O'Callaghan



                             Schedule 2.1 - Page 12

                                                    TRANCHE A                   TRANCHE B
                                                    COMMITMENT                  COMMITMENT

NAME AND ADDRESS OF LENDERS                     AMOUNT/PERCENTAGE           AMOUNT/PERCENTAGE

Wells Fargo Bank, N.A.                         $7,182,013.30/             $1,111,502.06/
                                                     3.51852503%                3.51852504%


CREDIT CONTACT:

Name:       Eric C. Houser
Address:    400 Hamilton Avenue
            Palo Alto, CA  94301
Phone:      650-855-7684
Fax:        650-328-0814
E-Mail:     Houser@wellsfargo.com

OPERATIONS CONTACT:

Name:       Rosanna Roxes
Address:    201 3rd Street, 8th Floor
            San Francisco, CA  94106
Phone:      415-477-5390
Fax:        415-979-0675
E-Mail:     ____________

WIRING INSTRUCTIONS:

Name of Credit Bank:      Wells Fargo Bank N.A.
City, State:              San Francisco, CA
ABA #:                    121000248
For Further Credit To:    Veritas Software Corporatoin
Account #:                GL #2712-507201
Attention:                Loan Accounting/Rosanna Roxes





TOTAL                                          $204,120,000.00/ 100.00%   $31,590,000.00/ 100.00%



                             Schedule 2.1 - Page 13

                                   EXHIBIT A-1

                                    [FORM OF]

                                 TRANCHE A NOTE

                                 VS TRUST 2000-2


                                                                  July ___, 2000


         FOR VALUE RECEIVED, the undersigned, FIRST SECURITY BANK, NATIONAL ASSOCIATION, not in its individual capacity, but solely as the Owner Trustee under the VS Trust 2000-2 (the "Borrower"), hereby unconditionally promises to pay to the order of [Lender] (the "Lender"), at the office of ABN AMRO BANK N.V., located at [__________] or at such other address as may be specified by ABN AMRO BANK N.V., in lawful money of the United States of America and in immediately available funds, on the applicable Maturity Date, the aggregate unpaid principal amount of all Tranche A Loans made by the Lender to the Borrower in respect of the relevant portion of the Property pursuant to Section
2.1 of the Credit Agreement (as defined below). The Borrower agrees to pay interest in like money at such office on the unpaid principal amount hereof from time to time outstanding at the rates and on the dates specified in Section 2.8 of such Credit Agreement.

         The holder of this Note is authorized to endorse on the schedules annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date, Type and amount of each Tranche A Loan made pursuant to the Credit Agreement and the date and amount of each payment or prepayment of principal thereof, each continuation thereof and each conversion of all or a portion thereof to another Type. Each such endorsement shall constitute prima facie evidence of the accuracy of the information endorsed. The failure to make any such endorsement or any error in such endorsement shall not affect the obligations of the Borrower in respect of such Loan.

         This Note (a) is one (1) of the Notes referred to in the Credit Agreement dated as of July 28, 2000 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, the Lender, the other banks and financial institutions from time to time parties thereto, ABN AMRO Bank N.V., as the Agent, Credit Suisse First Boston, as Documentation Agent, and Credit Lyonnais Los Angeles Branch, as Syndication Agent, (b) is subject to the provisions of the Credit Agreement (including without limitation Section 9.18 thereof) and (c) is subject to optional and mandatory prepayment in whole or in part as provided in the Credit Agreement. Reference is hereby made to the Credit Documents for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security and the guarantees, the terms and conditions upon which the security interests and each guarantee were granted and the rights of the holder of this Note in respect thereof.


                                     A-1-1

         Upon the occurrence of any one (1) or more of the Events of Default, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Credit Agreement.

         All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

         Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

         [The remainder of this page has been left blank intentionally.]


                                     A-1-2

         THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED, INTERPRETED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.


                                    FIRST SECURITY BANK, NATIONAL
                                    ASSOCIATION, not individually, but solely as the Owner Trustee under the VS Trust 2000-2



                                    By:________________________________________
                                    Name:______________________________________
                                    Title:_____________________________________


                                     A-1-3

                                   EXHIBIT A-2

                                    [FORM OF]

                                 TRANCHE B NOTE

                                 VS TRUST 2000-2


                                                                  July ___, 2000


         FOR VALUE RECEIVED, the undersigned, FIRST SECURITY BANK, NATIONAL ASSOCIATION, not in its individual capacity, but solely as the Owner Trustee under the VS Trust 2000-2 (the "Borrower"), hereby unconditionally promises to pay to the order of [Lender] (the "Lender") at the office of ABN AMRO BANK N.V. located at [__________] or at such other address as may be specified by ABN AMRO BANK N.V., in lawful money of the United States of America and in immediately available funds, on the applicable Maturity Date, the aggregate unpaid principal amount of all Tranche B Loans made by the Lender to the Borrower in respect of the relevant portion of the Property pursuant to Section 2.1 of the Credit Agreement (as defined below). The Borrower agrees to pay interest in like money at such office on the unpaid principal amount hereof from time to time outstanding at the rates and on the dates specified in Section 2.8 of such Credit Agreement.

         The holder of this Note is authorized to endorse on the schedules annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date, Type and amount of each Tranche B Loan made pursuant to the Credit Agreement and the date and amount of each payment or prepayment of principal thereof, each continuation thereof and each conversion of all or a portion thereof to another Type. Each such endorsement shall constitute prima facie evidence of the accuracy of the information endorsed. The failure to make any such endorsement or any error in such endorsement shall not affect the obligations of the Borrower in respect of such Loan.

         This Note (a) is one (1) of the Notes referred to in the Credit Agreement dated as of July 28, 2000 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, the Lender, the other banks and financial institutions from time to time parties thereto, ABN AMRO Bank N.V., as the Agent, Credit Suisse First Boston, as Documentation Agent and Credit Lyonnais Los Angeles Branch, as Syndication Agent, (b) is subject to the provisions of the Credit Agreement (including without limitation Section 9.18 thereof) and (c) is subject to optional and mandatory prepayment in whole or in part as provided in the Credit Agreement. Reference is hereby made to the Credit Documents for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security and the guarantees, the terms and conditions upon which the security interests and each guarantee were granted and the rights of the holder of this Note in respect thereof.


                                     A-2-1

         Upon the occurrence of any one (1) or more of the Events of Default, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Credit Agreement.

         All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

         Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

         [The remainder of this page has been left blank intentionally.]


                                     A-2-2

         THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED, INTERPRETED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.


                                    FIRST SECURITY BANK, NATIONAL
                                    ASSOCIATION, not individually, but solely as the Owner Trustee under the VS Trust 2000-2



                                    By:________________________________________
                                    Name:______________________________________
                                    Title:_____________________________________


                                     A-2-3

                                    EXHIBIT B

                                    [FORM OF]

                            ASSIGNMENT AND ACCEPTANCE


         Reference is made to the Credit Agreement, dated as of July 28, 2000 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among FIRST SECURITY BANK, NATIONAL ASSOCIATION, not in its individual capacity, but solely as the Owner Trustee under the VS Trust 2000-2 (the "Owner Trustee" or the "Borrower"), the Lenders named therein, ABN AMRO Bank N.V., as the Agent, Credit Suisse First Boston, as Documentation Agent, and Credit Lyonnais Los Angeles Branch, as Syndication Agent. Unless otherwise defined herein, terms defined in the Credit Agreement (or pursuant to Section 1 of the Credit Agreement, defined in other agreements) and used herein shall have the meanings given to them in or pursuant to the Credit Agreement.

         [____________________] (the "Assignor") and [_______________] (the
"Assignee") agree as follows:

         1. The Assignor hereby irrevocably sells and assigns to the Assignee without recourse to the Assignor, and the Assignee hereby irrevocably purchases and assumes from the Assignor without recourse to the Assignor, as of the Effective Date (as defined below), a [___%] interest (the "Assigned Interest") in and to the Assignor's rights and obligations under the Credit Agreement with respect to the credit facility contained in the Credit Agreement as are set forth on Schedule 1 hereto (the "Assigned Facility"), in a principal amount for the Assigned Facility as set forth on Schedule 1.

         2. The Assignor (a) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or any other Operative Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, any other Operative Agreement or any other instrument or document furnished pursuant thereto, other than that it has not created any adverse claim upon the interest being assigned by it hereunder and that such interest is free and clear of any such adverse claim;
(b) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower, or any other obligor or the performance or observance by the Borrower, or any other obligor of any of their respective obligations under the Credit Agreement or any other Operative Agreement or any other instrument or document furnished pursuant hereto or thereto; and (c) attaches the Note held by it evidencing the Assigned Facility and requests that the Agent exchange such Note for a new Note payable to the Assignee and (if the Assignor has retained any interest in the Assigned Facility) a new Note payable to the Assignor in the respective amounts which reflect the assignment being made hereby (and after giving effect to any other assignments which have become effective on the Effective Date).

         3. The Assignee (a) represents and warrants that it is legally authorized to enter into this Assignment and Acceptance; (b) confirms that it has received copies of the Operative

Agreements, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (c) agrees that it will, independently and without reliance upon the Assignor, the Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, the other Operative Agreements or any other instrument or document furnished pursuant hereto or thereto; (d) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement, the other Operative Agreements or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Agent by the terms thereof, together with such powers as are incidental thereto; and (e) agrees that it will be bound by the provisions of the Credit Agreement and the other Operative Agreements to which Assignee is a party and will perform in accordance herewith all the obligations which by the terms of the Credit Agreement and the other Operative Agreements to which Assignee is a party are required to be performed by it as a Lender including without limitation, if it is organized under the laws of a jurisdiction outside the U.S., its obligation pursuant to Section 11.2(e) of the Participation Agreement.

         4. The effective date of this Assignment and Acceptance shall be [________, _____] (the "Effective Date"). Following the execution of this Assignment and Acceptance, it will be delivered to the Agent for acceptance by it and recording by the Agent pursuant to Section 9.9 of the Credit Agreement, effective as of the Effective Date (which shall not, unless otherwise agreed to by the Agent, be earlier than five (5) Business Days after the date of such acceptance and recording by the Agent).

         5. Upon such acceptance and recording, from and after the Effective Date, the Agent shall make all payments in respect of the Assigned Interest (including without limitation payments of principal, interest, fees and other amounts) to the Assignee whether such amounts have accrued prior to the Effective Date or accrue subsequent to the Effective Date. The Assignor and the Assignee shall make all appropriate adjustments in payments by the Agent for periods prior to the Effective Date or with respect to the making of this assignment directly between themselves.

         6. From and after the Effective Date, (a) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and under the other Operative Agreements and shall be bound by the provisions thereof and (b) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement and the other Operative Agreements.

         7. THIS ASSIGNMENT AND ACCEPTANCE SHALL BE GOVERNED BY, AND CONSTRUED, INTERPRETED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         8. This Assignment and Acceptance may be executed by one (1) or more of the parties hereto on any number of separate counterparts (including without limitation by telecopy), and all of said counterparts taken together shall be deemed to constitute one (1) and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Acceptance to be executed as of the date first above written by their respective duly authorized officers on Schedule 1 hereto.

                                    [Name of Assignor]


                                    By:________________________________________
                                    Name:______________________________________
                                    Title:_____________________________________


                                    [Name of Assignee]


                                    By:________________________________________
                                    Name:______________________________________
                                    Title:_____________________________________


                                    Consented To:

                                    FIRST SECURITY BANK, NATIONAL
                                    ASSOCIATION, not individually, but solely as the Owner Trustee under the VS Trust 2000-2


                                    By:________________________________________
                                    Name:______________________________________
                                    Title:_____________________________________


                                    ABN AMRO BANK N.V.,
                                    as the Agent


                                    By:________________________________________
                                    Name:______________________________________
                                    Title:_____________________________________


     [consents required only to the extent expressly provided in Section 9.8 of the Credit Agreement]

                                   SCHEDULE 1
                          TO ASSIGNMENT AND ACCEPTANCE
                        RELATING TO THE CREDIT AGREEMENT,
                           DATED AS OF JULY 28, 2000,
                                      AMONG
                    FIRST SECURITY BANK, NATIONAL ASSOCIATION
                                NOT INDIVIDUALLY,
                        BUT SOLELY AS THE OWNER TRUSTEE,
                           THE LENDERS NAMED THEREIN,
                        ABN AMRO BANK N.V., AS THE AGENT
                 FOR THE LENDERS (IN SUCH CAPACITY, THE "AGENT")


         Name of Assignor:  ____________________________________

         Name of Assignee:  ____________________________________

         Effective Date of Assignment:  ____________________________________


   CREDIT FACILITY        PRINCIPAL AMOUNT              COMMITMENT
      ASSIGNED                ASSIGNED              PERCENTAGE ASSIGNED
    ____________            $____________              ___________%


                                    [Name of Assignor]


                                    By:________________________________________
                                    Name:______________________________________
                                    Title:_____________________________________


                                    [Name of Assignee]


                                    By:________________________________________
                                    Name:______________________________________
                                    Title:_____________________________________